BlackRock Credit Allocation Income Trust IV
Cusip: 092508100
Ticker: BTZ

Record Date	November 13, 2009
Pay Date	November 30, 2009
Distribution Amount per share	$ 0.1000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-
term capital gains and return of capital. All amounts are expressed per common share.

				% Breakdown of the
		% Breakdown	Total Cumulative	Total Cumulative
		of the Current	Distributions for the	Distributions for the
	Current Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	$ 0.0478	48%	$ 0.0478	48%
Net Realized Short-Term Capital Gains	$ -	0%	$ -	0%
Net Realized Long-Term Capital Gains	$ -	0%	$ -	0%
Return of Capital	$ 0.0522	52%	$ 0.0522	52%
Total (per common share)	$ 0.1000	100%	$ 0.1000	100%

Average annual total return (in relation to NAV) for the inception to date ending on October 31, 2009	-9.53%
Current fiscal period's annualized distribution rate as a percentage of NAV as of October 31, 2009	9.49%
Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2009	41.06%
Cumulative fiscal year distribution rate expressed as a percentage of NAV as of October 31, 2009	0.79%

You should not draw any conclusions about the Trust’s investment performance from the amount of this distribution or from the terms of the
Trust's Managed Distribution Plan.

The Trust estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income’ .

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.
The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Credit Allocation Income Trust IV
Cusip: 092508100
Ticker: BTZ

Record Date	December 15, 2009
Pay Date	December 18, 2009
Distribution Amount per share	$ 0.1000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-
term capital gains and return of capital. All amounts are expressed per common share.

				% Breakdown of the
		% Breakdown	Total Cumulative	Total Cumulative
		of the Current	Distributions for the	Distributions for the
	Current Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	$ 0.0300	30%	$ 0.0777	39%
Net Realized Short-Term Capital Gains	$ -	0%	$ -	0%
Net Realized Long-Term Capital Gains	$ -	0%	$ -	0%
Return of Capital	$ 0.0700	70%	$ 0.1223	61%
Total (per common share)	$ 0.1000	100%	$ 0.2000	100%

Average annual total return (in relation to NAV) for the inception to date ending on November 30, 2009	-8.70%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2009	9.40%
Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2009	1.87%
Cumulative fiscal year distributions as a percentage of NAV as of November 30, 2009	1.57%

You should not draw any conclusions about the Trust’s investment performance from the amount of this distribution or from the terms of the
Trust's Managed Distribution Plan.

The Trust estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income’ .

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.
The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Credit Allocation Income Trust IV
Cusip: 092508100
Ticker: BTZ

Record Date	December 31, 2009
Pay Date	January 11, 2010
Distribution Amount per share	$ 0.1000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-
term capital gains and return of capital. All amounts are expressed per common share.

				% Breakdown of the
		% Breakdown	Total Cumulative	Total Cumulative
		of the Current	Distributions for the	Distributions for the
	Current Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	$ 0.0220	22%	$ 0.0997	33%
Net Realized Short-Term Capital Gains	$ -	0%	$ -	0%
Net Realized Long-Term Capital Gains	$ -	0%	$ -	0%
Return of Capital	$ 0.0780	78%	$ 0.2003	67%
Total (per common share)	$ 0.1000	100%	$ 0.3000	100%

Average annual total return (in relation to NAV) for the inception to date ending on November 30, 2009	-8.70%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2009	9.38%
Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2009	1.87%
Cumulative fiscal year distributions as a percentage of NAV as of December 31, 2009	2.34%

You should not draw any conclusions about the Trust’s investment performance from the amount of this distribution or from the terms of the
Trust's Managed Distribution Plan.

The Trust estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income’ .

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.
The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Credit Allocation Income Trust IV
Cusip: 092508100
Ticker: BTZ

Record Date	February 12, 2010
Pay Date	February 26, 2010
Distribution Amount per share	$ 0.1000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized capital gains and return of capital. All amounts are expressed per common share.

				% Breakdown of the
		% Breakdown	Total Cumulative	Total Cumulative
		of the Current	Distributions for the	Distributions for the
	Current Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	$ 0.0634	63%	$ 0.2012	50%
Net Realized Capital Gains	$ -	0%	$ -	0%
Return of Capital	$ 0.0366	37%	$ 0.1988	50%
Total (per common share)	$ 0.1000	100%	$ 0.4000	100%

The Trust estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income’ .

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.
The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BTZ
BlackRock Credit Allocation Income Trust IV

Cusip: 092508100
Ticker: BTZ

Record Date	March 15, 2010
Pay Date	March 31, 2010
Distribution Amount per share	$ 0.10000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized capital gains and return of capital. All amounts are expressed per common share.

				% Breakdown of the
		% Breakdown	Total Cumulative	Total Cumulative
		of the Current	Distributions for the	Distributions for the
	Current Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	$ 0.07505	75%	$ 0.27624	55%
Net Realized Capital Gains	$ -	0%	$ -	0%
Return of Capital	$ 0.02495	25%	$ 0.22376	45%
Total (per common share)	$ 0.10000	100%	$ 0.50000	100%

The Trust estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income’ .

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.
The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BTZ
BlackRock Credit Allocation Income Trust IV

Cusip: 092508100
Ticker: BTZ

Record Date	April 15, 2010
Pay Date	April 30, 2010
Distribution Amount per share	$ 0.10000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized capital gains and return of capital. All amounts are expressed per common share.

				% Breakdown of the
		% Breakdown	Total Cumulative	Total Cumulative
		of the Current	Distributions for the	Distributions for the
	Current Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	$ 0.05157	52%	$ 0.32781	55%
Net Realized Capital Gains	$ -	0%	$ -	0%
Return of Capital	$ 0.04843	48%	$ 0.27219	45%
Total (per common share)	$ 0.10000	100%	$ 0.60000	100%

The Trust estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income’ .

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.
The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257